Exhibit 99.1

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

JUDGE: STEVEN A. FELSENTHAL

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: FEBRUARY 28, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: March 19, 2003

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: March 19, 2003

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE	MONTH	MONTH	MONTH
		AMOUNT	DECEMBER 2002	JANUARY 2003	FEBRUARY 2003
ASSETS
1.	UNRESTRICTED CASH	$3,329,793	$3,291,749	$3,221,158	$3,192,601
2.	RESTRICTED CASH		$0
3.	TOTAL CASH	$3,329,793	$3,291,749	$3,221,158	$3,192,601
4.	ACCOUNTS RECEIVABLE (NET)		$7,004	$488	$0
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES	$9,828	$242,998	$216,842	$192,524
8.	OTHER (ATTACH LIST)		$705,936	$660,750	$610,750
9.	TOTAL CURRENT ASSETS	$3,339,621	$4,247,687	$4,099,238	$3,995,875
10.	PROPERTY, PLANT & EQUIPMENT	$5,000	$60,687	$60,687	$60,687
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION		$56,844	$57,223	$57,548
12.	NET PROPERTY, PLANT & EQUIPMENT	$5,000	$3,843	$3,464	$3,139
13.	DUE FROM INSIDERS
14.	OTHER ASSETS - NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)	$1,075,798	$4,319,762	$4,317,245	$4,308,128
16.	TOTAL ASSETS	$4,420,419	$8,571,292	$8,419,947	$8,307,142
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$7,574	$3,508	$5,314
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)		$10,928,362	$10,918,669	$10,912,589
23.	TOTAL POSTPETITION LIABILITIES		$10,935,936	$10,922,177	$10,917,903
PREPETITION LIABILITIES
24.	SECURED DEBT
25.	PRIORITY DEBT	$2,027	$2,027	$2,027	$2,027
26.	UNSECURED DEBT	$23,907	$23,907	$23,995	$23,995
27.	OTHER (ATTACH LIST)	$20,208,311	$7,932,296	$8,018,773	$8,020,278
28.	TOTAL PREPETITION LIABILITIES	$20,234,245	$7,958,230	$8,044,795	$8,046,300
29.	TOTAL LIABILITIES	$20,234,245	$18,894,166	$18,966,972	$18,964,203
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(15,813,826)	$(10,213,323)	$(10,213,323)	$(10,213,323)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(123,381)	$(347,532)	$(457,568)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)		$13,830	$13,830	$13,830
33.	TOTAL EQUITY	$(15,813,826)	$(10,322,874)	$(10,547,025)	$(10,657,061)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$4,420,419	$8,571,292	$8,419,947	$8,307,142

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	SCHEDULE AMOUNT	MONTH * December-02	MONTH * January-03	MONTH * February-03
LINE 8:
Trust Account Neligan, Tarpley	$—	$115,000	$80,000	$40,000
Trust Account Weil Gotshal	—	90,000	80,000	70,000
Accrued interest on CD	—	936	—	—
Amounts advanced to related parties**	—	—	750	750
Escrow Account 1996 Stockholder Lawsuit Settlement	—	500,000	500,000	500,000
	$—	$705,936	$660,750	$610,750

LINE 15:
Cash surrender value of life insurance policy	$79,805	$79,805	$78,850	$78,578
Class action lawsuit settlement with Federal Express	100	—	—	—
Major Medical Expense Benefit Trust	15,893	19,091	15,331	4,500
Alumet Partnership value	647,000	—	—	—
WD-40 contingent right value	68,000	—	—	—
Transitions II LP value	39,000	—	—	—
Estimated value of interests in subsidiaries:
Natmin Development	126,000	—	—	—
Riverside Insurance Co.	100,000	—	—	—
Equity value of investment in Chemlink Labs LLC	—	827,769	827,769	827,769
Note receivable from Chemlink Labs LLC plus accrued interest		217,897	220,095	222,081
Cost of investment in Presby Corp.	—	3,175,200	3,175,200	3,175,200
	$1,075,798	$4,319,762	$4,317,245	$4,308,128
LINE 22:
Accrued salaries	$—	$4,116	$6,001	$7,130
Unearned sublease rent	—	4,000	—	—
Accrued US Trustee Fee	—	—	1,250	1,000
Intercompany post-petition payable to Natmin Development	—	2,706	—	—
GAAP investment in the following subsidiaries (equity basis):
Avatex Funding, Inc.	—	14,753,000	14,753,083	14,753,166
Davenport, Inc.	—	(4,395,893)	(4,400,772)	(4,405,651)
National Aluminum Corp	—	562,539	562,712	562,850
Natmin Development Corp	—	(2,406)	(3,988)	(6,372)
US HealthData Interchange, Inc.	—	300	383	466
	$—	$10,928,362	$10,918,669	$10,912,589

* Monthly amounts are based on GAAP financial statements.
** Amounts advanced to subsidiaries that are also in bankruptcy that do not have any cash resources of their own. The balances are as follows:
Avatex Funding (Case No. 02-81274-SAF-11)	$250	$250
Davenport (Case No. 02-81287-SAF-11)	250	250
US HealthData Interchange, Inc. (Case No. 02-81284-SAF-11)	250	250
	$750	$750

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 1

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

		SCHEDULE AMOUNT	MONTH * December-02	MONTH * January-03	MONTH * February-03
LINE 27:
Directors **	Directors Retirement	$837,000	$697,545	$701,515	$705,397
Butler, Abbey J.	Severance	628,738	628,738	628,738	628,738
Darnell, Tanis	Severance	94,875	94,875	94,875	94,875
Estrin, Melvyn	Severance	581,738	581,738	581,738	581,738
Murray, John	Severance	239,000	239,000	239,000	239,000
Overton, Linda	Severance	5,183	5,183	5,183	5,183
Schleier, Grady	Severance	259,000	259,000	259,000	259,000
Shapu, Stephen	Severance	—	—	94,875	94,875
Lee, Michael	Severance	—	—	5,530	5,530
Supplemental Pension **	Retirement Plan	630,595	657,101	662,571	668,041
William J. Rust	Additional death benefit	80,000	80,000	80,000	80,000
William D. Thompson	Additional death benefit	266,120	266,120	266,120	266,120
Wells Fargo Bank	Indenture Trustee	14,752,700	—	—	—
Liability for shares of Permian outstanding		—	88,722	88,722	88,722
Accrued bonuses		—	4,366	4,366	4,366
NII Pension GAAP liability **		—	12,444	13,259	14,074
Environmental liability accrual		—	426,825	426,825	426,825
Liability for 1996 stockholder lawsuit		—	500,000	500,000	500,000
Former employees	Retiree Health and Life	1,833,362	3,390,639	3,366,456	3,357,794
		$20,208,311	$7,932,296	$8,018,773	$8,020,278

Line 32:
FAS 115 unrealized gain on Presby-preferred stock treated as debt and carried at market value up to cost basis ***		$—	$13,830	$13,830	$13,830

*            Monthly amounts are based on GAAP financial statements.

**         Basis is determined using expense charge based on actuarial calculations at March 31, 2002 which is added to carryforward basis from prior year less claims paid. Normally, trued-up with actuarial value at end of fiscal year when new calculations based on changes during year are made.

***       Net change for period due to increase in fair value, but not to exceed cost or redemption value.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 2

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

INCOME STATEMENT

		MONTH December-02	MONTH January-03	MONTH February-03	QUARTER TOTAL
REVENUES
1.	GROSS REVENUES				$0
2.	LESS: RETURNS & DISCOUNTS				$0
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL				$0
5.	DIRECT LABOR				$0
6.	DIRECT OVERHEAD				$0
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION	$13,788	$21,142	$18,385	$53,315
10.	SELLING & MARKETING				$0
11.	GENERAL & ADMINISTRATIVE	$44,415	$151,199	$42,792	$238,406
12.	RENT & LEASE	$119	$587	$687	$1,393
13.	OTHER (ATTACH LIST)	$23,427	$12,654	$12,510	$48,591
14.	TOTAL OPERATING EXPENSES	$81,749	$185,582	$74,374	$341,705
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$(81,749)	$(185,582)	$(74,374)	$(341,705)
OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)	$3,635	$10,746	$9,525	$23,906
17.	NON-OPERATING EXPENSE (ATT. LIST)	$5,611			$5,611
18.	INTEREST EXPENSE				$0
19.	DEPRECIATION / DEPLETION	$378	$378	$325	$1,081
20.	AMORTIZATION				$0
21.	OTHER (ATTACH LIST)	$6,222	$6,122	$6,959	$19,303
22.	NET OTHER INCOME & EXPENSES	$3,868	$16,490	$16,159	$36,517
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES	$45,000	$45,000	$50,000	$140,000
24.	U.S. TRUSTEE FEES	$500	$1,250	$(250)	$1,500
25.	OTHER (ATTACH LIST)		$8,809	$2,071	$10,880
26.	TOTAL REORGANIZATION EXPENSES	$45,500	$55,059	$51,821	$152,380
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(123,381)	$(224,151)	$(110,036)	$(457,568)

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 2

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	Dec-02	Jan-03	Feb-03
Line 11:
Additional Prepetition severance costs	$—	$100,405	$—
Employee salaries and benefits	15,973	28,233	12,233
Insurance expense	23,883	23,516	23,800
Cost of transfer agent for common stock	—	3,000	3,000
Travel expenses	195	838	55
Other	4,364	4,016	3,704
	$44,415	$160,008	$42,792

Line 13:
GAAP Pension expense for directors pension	$15,368	$3,970	$3,882
GAAP Pension expense for the NII Pension plan	815	815	815
GAAP Pension expense for the retiree healthcare plan	1,713	1,713	1,713
Fees paid to Highmark Services for retiree healthcare	61	61	5
Fees paid to Spectrum HR for retiree healthcare	—	625	625
Accretion of discount on supplemental pension plans	5,470	5,470	5,470
	$23,427	$12,654	$12,510

Line 16:
Interest income on invested cash	$2,217	$4,035	$3,539
Sublease income on former home office	—	4,000	4,000
Proceeds from sale of computer equipment	—	25	—
Dividend income from WD-40 stock held in escrow	—	488	—
Interest income on note receivable	1,418	2,198	1,986
	$3,635	$10,746	$9,525

Line 17:
Loss on sale of property and equipment	$5,611	$—	$—

Line 21:
Equity in income of Natmin Development Corp	$2,456	$1,582	$2,384
Equity in income of Davenport, Inc.	4,712	4,879	4,879
Equity in loss of Avatex Funding, Inc.	(250)	(83)	(83)
Equity in loss of US HealthData Interchange, Inc.	(250)	(83)	(83)
Equity in loss of National Aluminum Corp	(446)	(173)	(138)
	$6,222	$6,122	$6,959

Line 25:
Cost of printing bankruptcy notices	$—	$1,208	$2,071
Shipping charges for bankruptcy notices		$101	$—
Cost of mailing bankruptcy notices to stockholders	—	7,500	—
	$—	$8,809	$2,071

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 3

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

CASH RECEIPTS AND DISBURSEMENTS		MONTH	MONTH	MONTH	QUARTER TOTAL
		December-02	January-03	February-03
1.	CASH - BEGINNING OF MONTH	$3,329,793	$3,291,749	$3,221,158	$3,329,793
RECEIPTS FROM OPERATIONS
2.	CASH SALES				$0
COLLECTION OF ACCOUNTS RECEIVABLE
3.	PREPETITION				$0
4.	POSTPETITION		$7,864	$4,000	$11,864
5.	TOTAL OPERATING RECEIPTS	$0	$7,864	$4,000	$11,864
NON - OPERATING RECEIPTS
6.	LOANS & ADVANCES (ATTACH LIST)				$0
7.	SALE OF ASSETS		$25		$25
8.	OTHER (ATTACH LIST)	$4,349	$7,746	$3,547	$15,642
9.	TOTAL NON-OPERATING RECEIPTS	$4,349	$7,771	$3,547	$15,667
10.	TOTAL RECEIPTS	$4,349	$15,635	$7,547	$27,531
11.	TOTAL CASH AVAILABLE	$3,334,142	$3,307,384	$3,228,705	$3,357,324
OPERATING DISBURSEMENTS
12.	NET PAYROLL	$16,392	$23,935	$16,804	$57,131
13.	PAYROLL TAXES PAID	$8,771	$16,713	$9,807	$35,291
14.	SALES, USE & OTHER TAXES PAID				$0
15.	SECURED / RENTAL / LEASES	$520	$67	$1,306	$1,893
16.	UTILITIES	$426	$592	$495	$1,513
17.	INSURANCE	$998	$487		$1,485
18.	INVENTORY PURCHASES				$0
19.	VEHICLE EXPENSES				$0
20.	TRAVEL		$1,044	$0	$1,044
21.	ENTERTAINMENT				$0
22.	REPAIRS & MAINTENANCE	$160	$29	$0	$189
23.	SUPPLIES		$2,310	$268	$2,578
24.	ADVERTISING				$0
25.	OTHER (ATTACH LIST)	$15,126	$31,740	$7,424	$54,290
26.	TOTAL OPERATING DISBURSEMENTS	$42,393	$76,917	$36,104	$155,414
REORGANIZATION EXPENSES
27.	PROFESSIONAL FEES				$0
28.	U.S. TRUSTEE FEES		$500		$500
29.	OTHER (ATTACH LIST)		$8,809		$8,809
30.	TOTAL REORGANIZATION EXPENSES	$0	$9,309	$0	$9,309
31.	TOTAL DISBURSEMENTS	$42,393	$86,226	$36,104	$164,723
32.	NET CASH FLOW	$(38,044)	$(70,591)	$(28,557)	$(137,192)
33.	CASH - END OF MONTH	$3,291,749	$3,221,158	$3,192,601	$3,192,601

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 3

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	December-02	January-03	February-03
Line 8:
Revenue for Natmin Development deposited by Avatex *	$2,706	$(2,706)	$—
Refund of overwithholding federal payroll taxes	370	—	—
Refund of legal fees paid prior to bankruptcy filing	—	5,476	—
Fee paid for copies of Pension Plan	—	12	12
Interest on CD maturing in January	—	1,116	—
Interest received from Bank One	34	—	—
Interest received from Bank of Texas	1,239	3,848	3,535
	$4,349	$7,746	$3,547

Line 25:
Payment to ADP for processing payroll	$64	$399	$414
Bank fees charged to accounts	254	121	150
Payments related to being public company including
stock transfer agent fees		3,667	3,839
Trustee fees paid on behalf of subsidiaries	—	750	—
Moving expenses	835	—	—
Depository Trust for stockholder lists	180	—	—
Payments to various vendors for employee healthcare
and life benefits	4,784	5,921	2,512
Payments for retiree benefits under Section 1114	9,009	20,882	509
	$15,126	$31,740	$7,424

Line 29:
Cost of printing bankruptcy notices to stockholders	$—	$1,208	$—
Shipping charges for bankruptcy notices		$101	$—
Cost of mailing bankruptcy notices to stockholders	—	7,500	—
	$—	$8,809	$—

* Revenue deposited into Natmin Development bank account January 10, 2003.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 4

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	December-02	January-03	February-03
1.	0-30		$7,004	$488	$0
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$7,004	$488	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$7,004	$488	$0

AGING OF POSTPETITION TAXES AND PAYABLES	MONTH:	Feb-03

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0
6.	ACCOUNTS PAYABLE	$5,314				$5,314

STATUS OF POSTPETITION TAXES	MONTH:	Feb-03

FEDERAL		BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	WITHHOLDING**		$5,857	$5,857	$0
2.	FICA-EMPLOYEE**		$1,884	$1,884	$0
3.	FICA-EMPLOYER**		$1,884	$1,884	$0
4.	UNEMPLOYMENT		$39	$39	$0
5.	INCOME				$0
6.	OTHER (ATTACH LIST)				$0
7.	TOTAL FEDERAL TAXES	$0	$9,664	$9,664	$0
STATE AND LOCAL
8.	WITHHOLDING				$0
9.	SALES				$0
10.	EXCISE				$0
11.	UNEMPLOYMENT		$143	$143	$0
12.	REAL PROPERTY				$0
13.	PERSONAL PROPERTY				$0
14.	OTHER (ATTACH LIST)				$0
15.	TOTAL STATE & LOCAL	$0	$143	$143	$0
16.	TOTAL TAXES	$0	$9,807	$9,807	$0

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 5

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

The  debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc.
Accounts with restricted funds should be identified by placing an asterisk next to the account number.  Attach additional sheets if necessary.

MONTH:	Feb-03

BANK RECONCILIATIONS

		Account #1	Account #2	Account #3

A	BANK:	Bank One NA	Bank One NA	Bank of Texas
B.	ACCOUNT NUMBER:	1822154009	9320008627	2880638307	TOTAL
C.	PURPOSE (TYPE):	Main Account	Zero balance disb acct	Money Mkt Acct
1.	BALANCE PER BANK STATEMENT	$391,120	$0	$2,808,607	$3,202,250
2.	ADD: TOTAL DEPOSITS NOT CREDITED	$13			$13
3.	SUBTRACT: OUTSTANDING CHECKS	$0	$9,662		$9,662
4.	OTHER RECONCILING ITEMS	$0			$0
5.	MONTH END BALANCE PER BOOKS	$391,133	($9,662)	$2,808,607	$3,192,601
6.	NUMBER OF LAST CHECK WRITTEN	no checks written	13172	no checks written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE

7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$3,192,601

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 5

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc.
Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

MONTH:	Feb-03

BANK RECONCILIATIONS
		Account #4

A.	BANK	Bank of Texas
B.	ACCOUNT NUMBER:	2880638406			TOTAL
C.	PURPOSE (TYPE):	Asset Sales
1.	BALANCE PER BANK STATEMENT	$2,523	$0	$0	$2,523
2.	ADD: TOTAL DEPOSITS NOT CREDITED				$0
3.	SUBTRACT: OUTSTANDING CHECKS	$0			$0
4.	OTHER RECONCILING ITEMS	$0			$0
5.	MONTH END BALANCE PER BOOKS	$2,523	$0	$0	$2,523
6.	NUMBER OF LAST CHECK WRITTEN	no checks written

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND				$0

13.	TOTAL CASH - END OF MONTH				see page 1

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 6

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: FEBRUARY 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID

TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)—(F)  OF  THE  U.S.  BANKRUPTCY  CODE)

AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF

COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE,

TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS

NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	Robert H. Stone	Salary, car allowance	$18,385	$48,719
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS		$18,385	$48,719

PROFESSIONALS

NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	Merit Town Trails - office lease	$620	$1,239	$0
2.	Shurgard Storage - storage lease	$67	$67	$0
3.
4.
5.
6.	TOTAL	$687	$1,306	$0

Monthly Operating Report

CASE NAME: AVATEX CORPORATION	ACCRUAL BASIS - 7

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: FEBRUARY 2003

QUESTIONNAIRE

			YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?			X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?			X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?			X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?			X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?			X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?			X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?			X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?			X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?			X
12.	ARE ANY WAGE PAYMENTS PAST DUE?			X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE
			YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?		X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF  THE  ANSWER  TO  ANY  OF  THE  ABOVE  QUESTIONS  IS  “NO,”  OR  IF  ANY  POLICIES  HAVE  BEEN
CANCELLED  OR  NOT  RENEWED  DURING  THIS  REPORTING  PERIOD,  PROVIDE  AN  EXPLANATION
BELOW.  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSTALLMENT PAYMENTS
TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY

See attached sheet.

CASE NAME:AVATEX CORPORATION	ACCRUAL BASIS - 7

CASE NUMBER: 02-81268-SAF-11	02/13/95, RWD, 2/96

MONTH: FEBRUARY 2003

Questionnaire:

3	Quarterly trustee fees for three subsidiaries that have no
cash were paid by Avatex Corporation. The subsidiaries
were Avatex Funding, Inc., Davenport, Inc. and
US HealthData Interchange, Inc.

4	Made payments for retiree health and life benefits
required under section 1114 of the Bankruptcy Code.

Insurance Policies:
Payment Amount
Type of Policy	Carrier	Period Covered	and Frequency
Directors and Officers	Greenwich Insurance Co.	4/26/00-4/26/03	paid in full
Excess D&O	Executive Risk Indemnity	4/26/00-4/26/03	paid in full
Excess D&O	Travelers Casualty and Surety	4/26/00-4/26/03	paid in full
Commercial Crime	Travelers Casualty and Surety	5/20/02-5/20/03	paid in full
Workers Comp	Hartford Insurance	11/9/02-11/9/03	paid in full
Automobile	Hartford Insurance	11/9/02-11/9/03	paid in full
Property, General Liability	Hartford Insurance	11/9/02-11/9/03	* monthly
Fiduciary Liability	Greenwich Insurance Co.	5/26/02-5/26/05	paid in full

* paid in full through Mar 03; $149 for Apr 03 and then $214 per month for May 03 - Jul 03

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

JUDGE:STEVEN A. FELSENTHAL

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF TEXAS

DALLAS DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: FEBRUARY 28, 2003

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY):  IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

Robert H. Stone
Chief Restructuring Officer
Date: March 19, 2003

PREPARER:

Stephen N. Shapu
Director of Accounting
Date: March 19, 2003

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 1

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET

		SCHEDULE AMOUNT	MONTH	MONTH	MONTH
			December 2002	January 2003	February 2003
ASSETS
1.	UNRESTRICTED CASH
2.	RESTRICTED CASH
3.	TOTAL CASH	$0	$0	$0	$0
4.	ACCOUNTS RECEIVABLE (NET)
5.	INVENTORY
6.	NOTES RECEIVABLE
7.	PREPAID EXPENSES
8.	OTHER (ATTACH LIST)
9.	TOTAL CURRENT ASSETS	$0	$0	$0	$0
10.	PROPERTY, PLANT & EQUIPMENT
11.	LESS: ACCUMULATED DEPRECIATION / DEPLETION
12.	NET PROPERTY, PLANT & EQUIPMENT	$0	$0	$0	$0
13.	DUE FROM INSIDERS
14.	OTHER ASSETS — NET OF AMORTIZATION (ATTACH LIST)
15.	OTHER (ATTACH LIST)
16.	TOTAL ASSETS	$0	$0	$0	$0
POSTPETITION LIABILITIES
17.	ACCOUNTS PAYABLE		$250
18.	TAXES PAYABLE
19.	NOTES PAYABLE
20.	PROFESSIONAL FEES
21.	SECURED DEBT
22.	OTHER (ATTACH LIST)			$333	$416
23.	TOTAL POSTPETITION LIABILITIES		$250	$333	$416
PREPETITION LIABILITIES
24.	SECURED DEBT	$14,752,700	$14,752,700	$14,752,700	$14,752,700
25.	PRIORITY DEBT	$50	$50	$50	$50
26.	UNSECURED DEBT
27.	OTHER (ATTACH LIST)
28.	TOTAL PREPETITION LIABILITIES	$14,752,750	$14,752,750	$14,752,750	$14,752,750
29.	TOTAL LIABILITIES	$14,752,750	$14,753,000	$14,753,083	$14,753,166
EQUITY
30.	PREPETITION OWNERS’ EQUITY	$(14,752,750)	$(14,752,750)	$(14,752,750)	$(14,752,750)
31.	POSTPETITION CUMULATIVE PROFIT OR (LOSS)		$(250)	$(333)	$(416)
32.	DIRECT CHARGES TO EQUITY (ATTACH EXPLANATION)
33.	TOTAL EQUITY	$(14,752,750)	$(14,753,000)	$(14,753,083)	$(14,753,166)
34.	TOTAL LIABILITIES & OWNERS’ EQUITY	$0	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 1

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:

	SCHEDULE AMOUNT	MONTH* December-02	MONTH* January-03	MONTH* February-03

Line 22:
Amount due Avatex Corporation
(Case No. 02-81268-SAF-11) for
payment of US Trustee Fee for Dec 02	$—	$—	$250	$250
US Trustee Fee Accrual	—	—	83	166
	$—	$—	$333	$416

* Monthly amounts are based on GAAP financial statements.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 2

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

INCOME STATEMENT

REVENUES		MONTH	MONTH	MONTH	QUARTER TOTAL
		Dec-02	Jan-03	Feb-03

1.	GROSS REVENUES
2.	LESS: RETURNS & DISCOUNTS
3.	NET REVENUE	$0	$0	$0	$0
COST OF GOODS SOLD
4.	MATERIAL
5.	DIRECT LABOR
6.	DIRECT OVERHEAD
7.	TOTAL COST OF GOODS SOLD	$0	$0	$0	$0
8.	GROSS PROFIT	$0	$0	$0	$0
OPERATING EXPENSES
9.	OFFICER / INSIDER COMPENSATION
10.	SELLING & MARKETING
11.	GENERAL & ADMINISTRATIVE
12.	RENT & LEASE
13.	OTHER (ATTACH LIST)
14.	TOTAL OPERATING EXPENSES	$0	$0	$0	$0
15.	INCOME BEFORE NON-OPERATING INCOME & EXPENSE	$0	$0	$0	$0

OTHER INCOME & EXPENSES
16.	NON-OPERATING INCOME (ATT. LIST)
17.	NON-OPERATING EXPENSE (ATT. LIST)
18.	INTEREST EXPENSE
19.	DEPRECIATION / DEPLETION
20.	AMORTIZATION
21.	OTHER (ATTACH LIST)
22.	NET OTHER INCOME & EXPENSES	$0	$0	$0	$0
REORGANIZATION EXPENSES
23.	PROFESSIONAL FEES
24.	U.S. TRUSTEE FEES	$250	$83	$83	$416
25.	OTHER (ATTACH LIST)
26.	TOTAL REORGANIZATION EXPENSES	$250	$83	$83	$416
27.	INCOME TAX
28.	NET PROFIT (LOSS)	$(250)	$(83)	$(83)	$(416)

t	Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 3

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

CASH RECEIPTS AND DISBURSEMENTS	MONTH	MONTH	MONTH	QUARTER
	Dec-02	Jan-03	Feb-03	TOTAL
1. CASH - BEGINNING OF MONTH	$0	$0	$0	$0
RECEIPTS FROM OPERATIONS
2. CASH SALES
COLLECTION OF ACCOUNTS RECEIVABLE
3. PREPETITION
4. POSTPETITION
5. TOTAL OPERATING RECEIPTS	$0	$0	$0	$0
NON - OPERATING RECEIPTS
6. LOANS & ADVANCES (ATTACH LIST)
7. SALE OF ASSETS
8. OTHER (ATTACH LIST)
9. TOTAL NON-OPERATING RECEIPTS	$0	$0	$0	$0
10. TOTAL RECEIPTS	$0	$0	$0	$0
11. TOTAL CASH AVAILABLE	$0	$0	$0	$0
OPERATING DISBURSEMENTS
12. NET PAYROLL
13. PAYROLL TAXES PAID
14. SALES, USE & OTHER TAXES PAID
15. SECURED / RENTAL / LEASES
16. UTILITIES
17.INSURANCE
18.INVENTORY PURCHASES
19.VEHICLE EXPENSES
20.TRAVEL
21.ENTERTAINMENT
22.REPAIRS & MAINTENANCE
23.SUPPLIES
24.ADVERTISING
25.OTHER (ATTACH LIST)
26.TOTAL OPERATING DISBURSEMENTS	$0	$0	$0	$0
REORGANIZATION EXPENSES
27.PROFESSIONAL FEES
28.U.S. TRUSTEE FEES
29.OTHER (ATTACH LIST)
30.TOTAL REORGANIZATION EXPENSES	$0	$0	$0	$0
31.TOTAL DISBURSEMENTS	$0	$0	$0	$0
32. NET CASH FLOW	$0	$0	$0	$0
33. CASH - END OF MONTH	$0	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 4

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

		SCHEDULE	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING		AMOUNT	Dec-02	Jan-03	Feb-03
1	0-30
2.	31-60
3.	61-90
4.	91+
5.	TOTAL ACCOUNTS RECEIVABLE	$0	$0	$0	$0
6.	AMOUNT CONSIDERED UNCOLLECTIBLE
7.	ACCOUNTS RECEIVABLE (NET)	$0	$0	$0	$0

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	Feb-03

		0-30	31-60	61-90	91+
TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	FEDERAL
2.	STATE
3.	LOCAL
4.	OTHER (ATTACH LIST)
5.	TOTAL TAXES PAYABLE	$0	$0	$0	$0	$0

6.	ACCOUNTS PAYABLE	$0	$0	$0	$0	$0

STATUS OF POSTPETITION TAXES			MONTH:	Feb-03

		BEGINNING TAX LIABILITY	AMOUNT WITHHELD AND/OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**
2.	FICA-EMPLOYEE**
3.	FICA-EMPLOYER**
4.	UNEMPLOYMENT
5.	INCOME
6.	OTHER (ATTACH LIST)
7.	TOTAL FEDERAL TAXES	$0	$0	$0	$0
STATE AND LOCAL
8.	WITHHOLDING
9.	SALES
10.	EXCISE
11.	UNEMPLOYMENT
12.	REAL PROPERTY
13.	PERSONAL PROPERTY
14.	OTHER (ATTACH LIST)
15.	TOTAL STATE & LOCAL	$0	$0	$0	$0
16.	TOTAL TAXES	$0	$0	$0	$0

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 5

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

The  debtor  in  possession  must  complete  the  reconciliation  below  for  each  bank  account, including  all  general,  payroll  and  tax  accounts,  as  well  as  all  savings  and  investment accounts,  money  market  accounts,  certificates  of  deposit,  government obligations, etc.
Accounts  with  restricted  funds should be identified  by  placing  an  asterisk next to the account  number.  Attach  additional  sheets  if  necessary.

BANK  RECONCILIATIONS

			MONTH:	Feb-03

		Account #1	Account #2	Account #3	TOTAL
A.	BANK:	No bank account open
B.	ACCOUNT NUMBER:
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS	$0	$0	$0	$0
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.
9.
10.
11.	TOTAL INVESTMENTS			$0	$0

CASH

12.	CURRENCY ON HAND	$0

13.	TOTAL CASH - END OF MONTH	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 6

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

MONTH: FEBRUARY 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF  THE  TOTAL  DISBURSEMENTS  SHOWN  FOR  THE  MONTH,  LIST  THE  AMOUNT  PAID TO  INSIDERS  (AS  DEFINED  IN  SECTION  101 (31)  (A)—(F)  OF  THE  U.S.  BANKRUPTCY  CODE) AND  TO  PROFESSIONALS.  ALSO,  FOR  PAYMENTS  TO  INSIDERS, IDENTIFY  THE  TYPE  OF COMPENSATION  PAID  (e.g.  SALARY,  BONUS,  COMMISSIONS,  INSURANCE,  HOUSING  ALLOWANCE, TRAVEL,  CAR ALLOWANCE,  ETC.).  ATTACH  ADDITIONAL  SHEETS  IF  NECESSARY.

INSIDERS
NAME		TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS
			$0	$0

		PROFESSIONALS
NAME		DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID
1.	None
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO PROFESSIONALS		$0	$0	$0	$0

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION  STATUS  OF  SECURED  NOTES,  LEASES  PAYABLE  AND  ADEQUATE

PROTECTION  PAYMENTS

NAME OF CREDITOR		SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	None
2.
3.
4.
5.
6.	TOTAL	$0	$0	$0

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 7

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

MONTH: FEBRUARY 2003

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?		X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?		X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?		X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?		X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X

2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?	X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Additional insured under policies of Avatex Corporation. See the MOR-7 report for Avatex Corporation 02-81268-SAF-11 for details about insurance in force.

Monthly Operating Report

CASE NAME: AVATEX FUNDING, INC.	ACCRUAL BASIS - 7

CASE NUMBER: 02-81274-SAF-11	02/13/95, RWD, 2/96

ATTACHED LIST FOR THE FOLLOWING ITEMS:	MONTH: FEBRUARY 2003

5	Since this company has no cash, the US Trustee Fee due in January, 2003 was paid by Avatex Corporation (Case Number: 02-81268-SAF-11) on behalf of Avatex Funding, Inc.